Exhibit 10.10
WAIVER
TO
AMENDED AND RESTATED TAX RECEIVABLE AGREEMENT
May 2, 2022
This WAIVER (this “Waiver”) to the Amended and Restated Tax Receivable Agreement, dated as of May 6, 2013, by and among APO Corp., Apollo Principal Holdings II, L.P., Apollo Principal Holdings IV, L.P., Apollo Principal Holdings VI, L.P., Apollo Principal Holdings VIII L.P., AMH Holdings (Cayman), L.P. and the other persons party thereto (as amended, modified or supplemented, the “TRA”) is entered into and executed by APO as of the date set forth above (the “Effective Date”). Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the TRA.
RECITALS
    WHEREAS, under Section 4.01(a) of the TRA, APO Corp. has the right to terminate the TRA with respect to all of the Partnership Units held (or previously held and exchanged) by all Holders at any time by paying to all of the applicable Holders the Early Termination Payment (subject to the terms and conditions more fully set forth in the TRA) (such right, the “Early Termination Right”).
    WHEREAS, APO Corp. desires to permanently and irrevocably waive its ability to exercise the Early Termination Right.
    WHEREAS, pursuant to Section 7.06(c) of the TRA, no provision of the TRA may be waived unless such waiver is in writing and signed by the party against whom the waiver is to be effective.
ARTICLE I
1.    Subject to the terms of this Waiver, as of the Effective Date, APO Corp. hereby permanently and irrevocably waives the Early Termination Right.
2.    This Waiver shall be effective against APO Corp. without the need for any further action by any of the other parties to the TRA.
3.    Except to the extent expressly stated herein, this Waiver shall not amend, modify or act as a waiver of any rights or obligations of APO Corp. (or any other party) under the TRA and all provisions of the TRA shall remain in full force and effect.
4.    This Waiver shall be governed by, and construed in accordance with, the law of the State of New York.
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    IN WITNESS WHEREOF, the undersigned has duly executed this Waiver as of the date first written above.
APO CORP.

By:    /s/ John J. Suydam
Name:     John J. Suydam
Title:    Vice President and Secretary
[Signature Page to Waiver to TRA]